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                                                                   EXHIBIT 10.20

                              EXTENSION AMENDMENT


     AMENDMENT, dated as of March 29, 1999 (this "Amendment"), to and in respect of the Master Loan and Security Agreement, dated as of May 15, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement", and as amended hereto, the "Loan Agreement"), between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York Banking corporation (the "Lender").


                                    RECITALS

     The Borrower has requested the lender to agree to amend certain provisions of the Existing Loan Agreement to extend the Termination Date as set forth in this Amendment. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment (unless otherwise defined herein, terms, defined in the Existing Loan Agreement are used herein as therein defined).

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     SECTION 1. Amendment. Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" and substituting in lieu thereof the following new definition:


                 "'Termination Date' shall mean April 5, 1999."

     SECTION 2. Effectiveness. This Amendment shall become effective upon the receipt by the Lender of evidence satisfactory to the Lender that this Amendment has been duly executed and delivered by the Borrower.

     SECTION 3. Reservation of Rights. The Lender hereby advises the Borrower that, other than expressly provided herein, the Lender does not waive any Defaults or Events of Default which may exist, and that the current non-exercise of rights, remedies, powers and privileges by the Lender under the Loan Documents and applicable law with respect to such Defaults or Events of Default, if any, shall not be, and shall not be construed as, a waiver thereof, and the Lender reserves its rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Loan Documents and applicable law at any time any of them deems appropriate in such respect of any Defaults or Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Loan Documents and (iii) to require that all Advances bear interest at the rates specified in the Loan Agreement. Nothing in this Amendment, and no extension of credit
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made by the Lender on or after the date hereof, shall be construed as an acknowledgment or determination by the Lender that no Default or Event of Default has occurred or is continuing.

     SECTION 4. No Other Amendments. Except as expressly amended hereby, the Existing Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     SECTION 5. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 6. Expenses. The Borrower agrees to pay and reimburse the Lender for all of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                        CHASTAIN CAPITAL CORPORATION

                                        BY: /s/ Steven Gribanhoff
                                           ---------------------------
                                           Name: Steven Gribanhoff
                                           Title: CFO

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, as Lender

                                        BY: /s/ Clive Bull
                                           ---------------------------
                                           Name: CLIVE BULL
                                           Title: VICE PRESIDENT


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